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                                                                    EXHIBIT 99.2
                        CERTIFICATION OF PERIODIC REPORT


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, the undersigned officer of Lightspan, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:


(1) the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and


(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 13, 2002                /s/     Michael A. Sicuro
                                          --------------------------------------
                                          Michael A. Sicuro,
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary